Exhibit 99.1

STATE OF NORTH CAROLINA	§
	§	PURCHASE AND SALE AGREEMENT
COUNTY OF CHOWAN	§

THIS PURCHASE AND SALE AGREEMENT (“Agreement”), made and entered into as of the 15th day of August, 2014 (“Effective Date”), by and between DF I-EDENTON, LLC, a Virginia limited liability company (“DF-I”) and LEMHG #3, LLC, a North Carolina limited liability company (“LEMHG;” with DF-I and LEMHG are collectively referred to herein as the “Seller”), and WD-III ASSOCIATES, LLC, a Virginia limited liability company (“Buyer”), provides as follows:

Recitals:

A. Seller is the owner of a certain parcel of undeveloped land containing approximately 45.59 acres located in Chowan County, North Carolina (the “Griffin parcel”) described on Exhibit A (each of DF-I and LEMHG owning an undivided one-half interest) and DF-I as the owner of a certain parcel of undeveloped land containing approximately 8.23 acres abutting the Griffin Parcel (the “Hollowell Parcel”) also described on Exhibit A.

B. Seller has agreed to sell, and Buyer has agreed to purchase, the Griffin Parcel and DF-I has agreed to sell and Buyer has agreed to purchase the Hollowell Parcel (the Griffin Parcel and the Hollowell Parcel are together referred to below as the “Property”).

Agreement:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and which includes the mutual promises of the parties, the parties agree as follows:

1. Property. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller. The Property includes all strips, gores, easements, privileges, rights-of-way, riparian and other water rights, rights to lands underlying any adjacent streets or roads, and other tenements, hereditaments and appurtenances, if any, pertaining to or accruing to the benefit of the Property.

2. Purchase Price. The purchase price (“Purchase Price”) for the Property is TWO MILLION THREE HUNDRED NINETY-FIVE THOUSAND AND NO/100 DOLLARS ($2,395,000.00).

3. Closing. The purchase of the Property will be closed (“Closing”) on or before August 15, 2014. The Closing will be held at 10:00 A.M. local time in the offices of Kaufman & Canoles, Norfolk, Virginia, unless otherwise agreed upon by the parties. The Purchase Price shall be paid at closing by Buyer’s assumption of (a) the existing loan (the “Loan”) to Seller from the Bank of Hampton Roads (the “Lender”) in the original principal amount of $2,394,902.07, which Loan is evidenced by the promissory note of Seller dated October 2, 2013, as modified, amended and restated by Promissory Note dated June 5, 2014, in the original principal amount of $2,394,902.07, a copy of which is attached hereto as Exhibit C-1 and is secured by two Deeds of Trust and Assignment of All Rents encumbering the Property, one Deed of Trust and

Assignment encumbering the Griffin Parcel and the other Deed of Trust and Assignment encumbering the Hollowell Parcel and (b) the Owner loans to Seller from DF-I Edenton, LLC in the principal amount of $245,000.00.

4. Earnest Money Deposit. There shall be not earnest money deposit.

5. Title and Survey. Seller will convey title to the Property to Seller by Special Warranty Assumption Deed, the form of which is attached as Exhibit B, subject only to the matters listed as part of the Special Warranty Deed. The Special Warranty Assumption Deed shall provide that Buyer assumes Seller’s obligations and liabilities under the Loan and all documents evidencing and securing the Loan, including, but not limited to, the Note, the two Deeds of Trust and the two Assignments of All Rents.

6. Closing Costs; Settlement Adjustments.

6.1.	Buyer shall pay any North Carolina transfer tax with respect to the transfer of title to the Property.

6.2.	Buyer shall be responsible for the payment of the title insurance premiums, its attorneys’ fees, any financing costs, and the cost of recording the title instruments and any financing documents.

6.3.	Seller shall be responsible for all delinquent or deferred real estate property taxes applicable to the Property, including any interest or penalties. All other current year real estate property taxes for the Property shall be assumed and paid by Buyer.

6.4.	Seller shall be responsible for all governmental assessments confirmed as of the Closing, and Buyer shall be responsible for any such assessments or dues confirmed thereafter. Any current year owner’s association dues shall be prorated as of the date of Closing on a calendar year basis.

7. Seller’s Representations and Warranties. Seller represents and warrants to Buyer that as of the Effective Date and as of the Closing:

7.1.	This Agreement has been duly executed and delivered by the Seller, constitutes the valid and binding obligation of the Seller, and is enforceable against the Seller in accordance with its terms.

7.2.	To the best of Seller’s knowledge, there are no pending, threatened or contemplated condemnation actions involving all or any portion of the Property, and Seller has received no notice of any such action.

7.3.	Seller has received no notice of and to the best of Seller’s knowledge there is no pending litigation involving Seller or the Property which would in any way (i) be binding upon the Buyer and materially and adversely limit the Buyer’s full use and enjoyment of the Property, or (ii) limit or restrict Seller’s right or ability to enter into this Agreement and consummate the transactions contemplated under this Agreement.

7.4.	DF-I is duly organized and validly existing under the laws of the Commonwealth of Virginia, with full power and authority to enter into the transactions set forth in this Agreement. LEMHG is duly organized and validly existing under the laws of the State of North Carolina with full power and authority to enter into the transactions set forth in this Agreement. Upon request by Buyer, each Seller shall supply to Buyer a true and complete copy of resolutions or organizational documents as shall be reasonably necessary to provide evidence that Seller is properly organized and that Seller’s constituent officers or partners are authorized to execute all the documents contemplated by this Agreement.

7.5.	Seller will not apply for or consent to any zoning or rezoning of the Property without Buyer’s prior written consent.

7.6.	To the best of Seller’s knowledge, without independent investigation or inquiry, and except to the extent otherwise disclosed or in any environmental report or study delivered by Seller to Buyer prior to Closing: (a) Seller has not received written notice from any governmental authority relating to an existing violation of the Property under any applicable environmental law; (b) Seller has not caused, and there has not otherwise occurred during the period of Seller’s ownership of the Property, any discharge of hazardous materials on or from the Property in violation of any applicable environmental law; and (c) there occurred no discharge of hazardous materials on or from the Property in violation of any applicable law prior to Seller’s ownership if the Property.

7.6.1.	The term “applicable environmental law” means any law, statute, code, rule, or regulation of the United States, the State of North Carolina, and all local governmental or regulatory authorities exercising jurisdiction over Seller or the Property, pertaining to prohibition or regulation of hazardous or toxic wastes or materials, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) and the Superfund Amendments and Reauthorization Act (SARA) (42 U.S.C. Section 9601, et seq.), as amended from time to time.

7.7.	Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1954 as amended.

8. Buyer’s Representations and Warranties. Buyer represents and warrants to Seller that as of the Effective Date and as of the Closing:

8.1.	This Agreement has been duly executed and delivered by the Buyer, constitutes the valid and binding obligation of the Buyer, and is enforceable against the Buyer in accordance with its terms.

8.2.	Buyer is duly organized and validly existing under the laws of the place of its formation with full power and authority to enter into the transactions set forth in this Agreement. Upon request by Seller, Buyer shall supply to Seller a true and complete copy of resolutions and organizational documents as shall be reasonably necessary to provide evidence that Buyer is properly organized and that Buyer’s constituent officers or partners are authorized to execute all the documents contemplated by this Agreement.

8.3.	Buyer has not filed a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency or bankruptcy law.

9. Conditions to Closing.

9.1.	The obligations of the Buyer hereunder are subject to the satisfaction at or prior to Closing of the following conditions and upon each of the factual statements set forth below being true:

9.1.1.	The Seller shall have performed and complied with all terms and conditions required by this Agreement to be performed or complied with by the Seller prior to or at Closing.

9.1.2.	The representations and warranties of Seller contained in this Agreement shall be true and correct on the date of Closing.

9.1.3.	There shall be no encumbrances or other defects in the title to the Property other than the Permitted Exceptions.

9.1.4.	The Lender shall have approved the conveyance of the Property to Buyer and Buyer’s assumption of the Loan and Buyer shall have received confirmation that no default or occurrence which with the passage of time or giving of notice, or both, would be a default exists under the Loan.

9.2.	The obligations of the Seller hereunder are subject to the satisfaction at or prior to Closing of the following conditions and upon each of the factual statements set forth below being true:

9.2.1.	The Buyer shall have performed and complied with all terms and conditions required by this Agreement to be performed or complied with by the Buyer prior to or at Closing.

9.2.2.	The representations and warranties of Buyer contained in this Agreement shall be true and correct on the date of Closing.

10. Seller’s Obligations at Closing. Seller shall deliver to Buyer the following at Closing:

10.1.	An executed counterpart of a settlement statement showing the Purchase Price and all credits, allocations, prorations and other financial adjustments between the parties as set forth in this Agreement (“Settlement Statement”).

10.2.	The executed and acknowledged Special Warranty Assumption Deed to the Property.

10.3.	A duly executed lien affidavit sufficient to permit the Title Company to issue its title policy without exception for unpaid laborers’ and materialmen’s liens.

10.4.	A certificate given under penalty of perjury and on a form approved under regulations promulgated under Section 1445 of Internal Revenue Code of 1954 as amended, that Seller is not a foreign person.

10.5.	Such other documents and instruments which may be necessary for the consummation of the transactions contemplated by this Agreement as may be reasonably requested by Buyer or Buyer’s counsel.

11. Buyer’s Obligations at Closing. Buyer shall deliver the following to the Seller at Closing:

11.1.	An executed counterpart of the Settlement Statement.

11.2.	The executed and acknowledged Special Warranty Assumption Deed to the Property pursuant to which Buyer will assume Seller’s obligations to repay the Loan.

11.3.	Such other documents and instruments which may be necessary for the consummation of the transactions contemplated by this Agreement as may be reasonably requested by Seller or Seller’s counsel.

12. Risk of Loss. Risk of loss prior to Closing shall be on Seller and Seller shall provide notice to Buyer promptly after the occurrence of any loss of or damage to the Property.

13. Eminent Domain. If, prior to Closing, more than five percent (5%) of the Property is taken by eminent domain, or if such condemnation proceedings are commenced, Buyer shall have the option, by written notice to Seller, to terminate this Agreement. If Buyer does not elect to terminate this Agreement then (i) this Agreement shall remain in full force and effect, (ii) Seller shall assign, transfer and set over to Buyer at the Closing all of Seller’s right, title and interest in and to the eminent domain proceedings and any awards that may be made for such taking (including any funds which Seller may have received for such condemnation prior to Closing), and (iii) after Closing, Buyer shall be solely responsible, at its cost, for litigating any eminent domain proceedings that have not been completed prior to Closing.

14. Brokerage Commissions. Seller and Buyer represent and warrant each to the other that they have not dealt with any broker or realtor in connection with this transaction.

15. Default and Remedies.

15.1.	If Seller fails to perform any of the terms and conditions of this Agreement or is otherwise in default under this Agreement, then Buyer, at Buyer’s sole option and as its sole remedies, may elect to:

15.1.1.	Waive the default or failure and close “as is”; or

15.1.2.	Terminate this Agreement by written notice to Seller given on or before the date of Closing, in which event Buyer shall be entitled to recover the Deposit , in which case both parties shall be released from all further obligations under this Agreement except for those obligations that specifically survive termination of this Agreement; or

15.1.3.	Seek specific performance of Seller’s obligations under this Agreement.

15.2.	If Buyer fails to perform any of the terms and conditions of this Agreement or is otherwise in default under this Agreement, then Seller, as its sole remedy, shall receive the Deposit as agreed and liquidated damages for the breach, whereupon the parties shall be relieved of all further obligations under this Agreement except for Buyer’s indemnity obligations which survive termination of this Agreement.

15.3.	If either party is in breach of its representations or warranties, and such breach is not disclosed by the breaching party to the other party in writing prior to Closing, then the other party shall have whatever rights or remedies are available against the breaching party at law or equity.

15.4.	In no event shall either party be liable to the other party for consequential or punitive damages.

15.5.	In the event either party brings any legal action to enforce its rights against the other party, then the prevailing party shall be entitled to recover from the other party all legal costs (including reasonable attorneys fees at all tribunal levels).

16. Assignment.

16.1.	Neither party shall assign this Agreement without the prior written consent of the other; provided that, Buyer may assign its right to take title under this Agreement to another entity owned or controlled by Buyer or the principal owners of Buyer, but Buyer shall not be relieved of its obligations under this Agreement.

17. Miscellaneous.

17.1.

Notices. All notices under this Agreement shall be given in writing and shall be: (a) delivered against a written receipt of delivery, (b) mailed by registered or certified mail of the United States Postal Service, return receipt requested, postage prepaid, (c) delivered to a nationally recognized overnight courier service for next business day delivery, or (d) delivered via telecopier or facsimile transmission to the facsimile number listed below, provided, however, that if such notice is given via telecopier or facsimile transmission, an original counterpart of such communication shall concurrently be sent in either the manner specified in the clause (b) or (c) above. Each such notice, demand or request, shall be deemed to have been given upon the earlier of (i) actual receipt or refusal by the addressee or (ii) three days after deposit thereof in any main office or branch office of the

United States Post Office if sent in accordance with clause (b) above, or (iii) one day after the deposit thereof with a courier if sent pursuant to clause (c) above. Notices shall be directed as follows:

TO BUYER:	WD-III Associates, LLC
Attn: Jon S. Wheeler
Riversedge North
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452

TO SELLER:	DF I-Edenton, LLC
LEMHG ##, LLC
Attn: Jon S. Wheeler
Riversedge North
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452

Notices may be given on behalf of any party by its legal counsel. Either party may, from time to time, by notice as herein provided, designate a different address to which notice to it shall be sent.

17.2.	Knowledge. The phrases “to the best of Seller’s knowledge,” “to Seller’s knowledge,” “to Seller’s actual knowledge,” “Seller has no knowledge of,” and similar phrases shall mean the actual, and not constructive, current knowledge of Jon S. Wheeler; and shall not impose any requirement upon such individuals to undertake any independent investigation or inquiry.

17.3.	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

17.4.	Entire Agreement. This instrument and any exhibits and addenda hereto contain the entire understanding and agreement by and between the parties and all prior or contemporaneous oral or written agreements or instruments are merged herein and no amendment to this Agreement shall be effective unless the same is in writing and signed by the parties hereto. There are no representations, warranties or undertakings given or made by either party hereto except as set forth herein or in any instrument delivered pursuant hereto.

17.5.	Survival. The indemnity obligations of the parties set forth in this Agreement shall survive termination of this Agreement and Closing. The representations and warranties of the parties shall survive for a period of one (1) year after Closing. All obligations of the parties which are required to be performed by a party after Closing under the terms of this Agreement, including all obligations regarding the Development Obligations, shall survive closing.

17.6.	Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

17.7.	Captions and Headings. The captions and headings throughout this Agreement are for convenience and reference only and the words contained therein shall in no way be held to define or add to the interpretation, construction or meaning of any provision of this Agreement.

17.8.	Counterpart Originals. This Agreement may be executed in separate counterparts with multiple originals.

17.9.	Time. Time periods under this Agreement shall be computed by excluding the starting day and including the ending day of the period. The term “business day” shall mean any day that is not a Saturday, Sunday or a day in which the North Carolina courts or federal banks are closed. When any date for taking action does not fall on a business day, then the time for taking such action will be extended to the next business day. Time is of the essence with respect to the rights and obligations created under this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the Effective Date.

Seller:

DF I – EDENTON, LLC, a Virginia limited liability company

By:	Development Fund I, LLC, its sole member

	By:	DF I Management, LLC, its manager

		By:	/s/ Jon S. Wheeler
Jon S. Wheeler, Manager

LEMHG #3, LLC, a North Carolina limited liability company

	By:	GEMC, LLC, manager

		By:	/s/ Jon S. Wheeler
Jon S. Wheeler, Sole Member

Buyer:

WD-III ASSOCIATES, LLC, a Virginia limited liability company

By:	Wheeler REIT, L.P., sole member

	By:	Wheeler Real Estate Investment Trust, Inc., general partner

		By:	/s/ Jon S. Wheeler
Jon S. Wheeler, CEO